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                                                                  EXHIBIT 10(aa)

                 FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT

         This FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT (this
"Amendment") is entered into as of the 30th day of October, 2001, by and between UNIVERSAL AUTOMOTIVE INDUSTRIES, INC. ("Company"), a Delaware corporation, and FINOVA MEZZANINE CAPITAL INC. ("Purchaser"), a Tennessee corporation formerly known as Sirrom Capital Corporation.

                                    RECITALS:

         WHEREAS, Purchaser is the holder of that certain Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 (the "Debenture") issued by Company and purchased by Purchaser pursuant to that certain Debenture Purchase Agreement dated July 11, 1997 (the "Purchase Agreement"); and

         WHEREAS, Purchaser and Company wish to amend the Purchase Agreement pursuant to the terms and conditions hereof;

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

         1. Amendment of Purchase Agreement. Pursuant to the certain First Amendment to Universal Automotive Industries, Inc. 12.25% Subordinated Debenture Due July 11, 2002 dated of even date herewith (the "Debenture Amendment"), Purchaser and Company amended certain terms of the Debenture. As used in the Purchase Agreement, the term "Debentures" is hereby amended to mean the Debenture, as amended by the Debenture Amendment. Additionally, the Purchase Agreement is hereby amended such that t~e terms and conditions of the Debenture, as amended by the Debenture Amendment, shall supercede any inconsistent terms in the Purchase Agreement.

         2. Amendment of Purchase Agreement. Pursuant to the Prepayment Agreement of even date herewith by and between Purchaser and Company, Purchaser has agreed to surrender the Initial Warrant and all Additional Warrants (each as defined in the Purchase Agreement) and/or all shares of common stock of the Company received by Purchaser from the exercise of the Initial Warrant or any Additional Warrants (the Additional Warrant to be issued to Purchaser in August, 2001, has yet to be delivered by the Company). The Purchase Agreement is hereby amended to reflect the cancellation of all warrants issued pursuant to Sections
1.2 and 1.3 thereof.

         3. Amendment of Purchase Agreement. The following shall be added as an additional Event of Default to Section 9.1 of the Purchase Agreement:

                  (1) The failure by the Company on or before Friday, November 2, 2001, to amend its Articles of Incorporation to (i) increase the Company's authorized common stock, $0.01 par value from 15,000,000 to 30,000,000 shares and (ii) increase the


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         Company's authorized blank check preferred stock, $0.01 par value from
         1,000,000 to 2,000,000 shares.

         4. Company's Affirmation. Company acknowledges, warrants and represents that (i) pursuant to the Debenture, the Purchase Agreement and all other documents executed or delivered in connection therewith (the Debenture, Purchase Agreement and such other documents being collectively referred to herein as the "Purchase Documents"), Company's obligation to repay the Debenture is absolute and unconditional, and there exists no right of deduction, setoff, recoupment, counterclaim or defense of any nature whatsoever to payment of the Debenture that has not been released herein; (ii) the Purchase Documents are valid and enforceable in accordance with their terms; and (iii) all of the representations made in Section 2 of the Purchase Agreement are true and correct as of the date hereof, except as modified or supplemented by Schedule A attached hereto and incorporated herein by this reference.

         5. Valid Consideration; Binding Agreement. Company warrants, represents and acknowledges that this Amendment has been executed and delivered by Company for adequate consideration and value under all applicable laws; and that this Amendment is valid, binding and enforceable in accordance with its terms.

         6. Notices. Any communications concerning this Amendment or the credit described herein shall be addressed as provided in the Purchase Agreement, except that Purchaser's addresses for notices shall be revised as follows:

         The address of Purchaser is:

                  FINOVA Mezzanine Capital Inc.
                  500 Church Street, Suite 200
                  Nashville, Tennessee 37219
                  Attention: Andrew Smitherman
                  Telecopy: 615/242-0842

         with a copy to:

                  Boult, Cummings, Conners & Berry, PLC
                  414 Union Street, Suite 1600
                  Nashville, TN 37219
                  Attention: Roger G. Jones
                  Telecopier: 615/252-6323

         7. Construction of Amendment. EXCEPT AS EXPRESSLY PROVIDED HEREIN OR IN THE DEBENTURE AMENDMENT, THE DEBENTURE, PURCHASE AGREEMENT AND OTHER PURCHASE DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THEIR RESPECTIVE TERMS, AND THIS AMENDMENT SHALL NOT BE CONSTRUED TO (i) WAIVE OR IMPAIR ANY RIGHTS, POWERS, OR REMEDIES OF PURCHASER THEREUNDER OR (ii) REQUIRE


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PURCHASER TO GRANT ADDITIONAL WAIVERS, CONSENTS OR CONCESSIONS WITH RESPECT
THERETO.

         8. Voluntary Agreement. Company represents and warrants that Company is represented by legal counsel of its choice; has investigated fully its alternatives to the execution and performance of this Amendment; has had ample time to review this Amendment and consult with Company's counsel; is fully aware of the terms contained in this Amendment; and has knowingly, voluntarily and without coercion or duress of any kind entered into this Amendment and the documents executed in connection with this Amendment.

         9. No Reliance on Purchaser's Analysis. Company acknowledges, warrants and represents that, in connection with its business activities and its execution of this Amendment, Company has not relied upon any financial projection, budget, assessment or other analysis by Purchaser or upon any representation by Purchaser as to the risks, benefits or prospects of Company's business activities or present or future capital needs incidental thereto. all such considerations having been examined fully and independently by Company.

         10. Consent to Jurisdiction; Venue. COMPANY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE MIDDLE DISTRICT OF TENNESSEE AND OF ALL TENNESSEE STATE COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, FOR THE PURPOSE OF ANY LITIGATION TO WHICH PURCHASER MAY BE A PARTY AND WHICH ARISES FROM OR RELATES TO THIS AMENDMENT OR THE PURCHASE DOCUMENTS. IT IS FURTHER AGREED THAT VENUE FOR ANY SUCH ACTION SHALL LIE EXCLUSIVELY WITH COURTS SITTING IN DAVIDSON COUNTY, TENNESSEE, UNLESS PURCHASER AGREES TO THE CONTRARY IN WRITING.

         11. Not Partners; No Third Party Beneficiaries. Nothing contained herein or in any related document shall be deemed to render Purchaser a partner of Company for any purpose. This Amendment has been executed for the sole benefit of Purchaser and Company and there are no third party beneficiaries hereof.

         12. Indulgence Not Waiver. Purchaser's indulgence in any other departure from the terms of this Amendment shall not prejudice Purchaser's right to demand strict compliance with this Amendment.

         13. Amendment and Waiver in Writing. No provision of this Amendment can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

         14. Expenses. Company agrees to pay any and all costs and expenses (including, without limitation, reasonable attorneys' fees and litigation expenses) incurred by Purchaser and arising out of or relating to any breach of any covenant or agreement or the material incorrectness or inaccuracy of any representation and warranty of Company contained in this Amendment or any document delivered to Purchaser by Company pursuant to the terms of this



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Amendment.

         15. Assignment. This Amendment shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Company and Purchaser, except that Company may not assign any rights or delegate any obligations arising hereunder without the prior written consent of Purchaser. Any attempted assignment or delegation without the required prior consent shall be void.

         16. Entire Agreement. This Amendment and the other written agreements between Company and Purchaser represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged therein.

         17. Severability. Should any provision of this Amendment be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

         18. Counterpart Execution. This Amendment may be executed in counterparts via facsimile, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party to this Amendment.

         19. Applicable Law. The validity, construction and enforcement of this Amendment shall be determined according to the substantive laws of Illinois without regard to conflicts principles.

         20. Gender and Number. Words used herein indicating gender or number shall be read as context may require.

         21. Captions Not Controlling. Captions and headings have been included in this Amendment for the convenience of the parties, and shall not be construed as affecting the content of the respective sections.

         22. Waiver of Jury Trial. COMPANY AND PURCHASER HEREBY KNOWINGLY AND VOLUNTARILY WAIVE ANY RIGHT TO A TRIAL BY JURY WITH REGARD TO ANY ACTION, PROCEEDINGS, CLAIMS OR COUNTERCLAIMS, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, OF ANY TYPE OR NATURE WHATSOEVER ARISING UNDER OR CONCERNING TI-HS AMENDMENT OR THE PURCHASE DOCUMENTS.

         Executed as of the date first written above

                                     FINOVA MEZZANINE CAPITAL, INC., a
                                     Tennessee corporation

                                     By: /s/ Myles A. MacDonald
                                        ----------------------------------------


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                                     Title: Vice President
                                           -------------------------------------

                                     UNIVERSAL AUTOMOTIVE INDUSTRIES,
                                     INC., a Delaware corporation

                                     By: /s/ Yehuda Tzur
                                        ----------------------------------------
                                     Title: Chairman
                                           -------------------------------------